                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): June 9, 2004

                            TOMAHAWK INDUSTRIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                       0-9483                  95-3502207
            ------                       ------                  ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation)                                               Identification No.)

               240 West 35th Street, Suite 402, New York, NY 10001
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 563-3523

                   211 West Wall Street, Midland, Texas 70701
                   ------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4.  Change in Registrant's Certifying Accountant

(a)      Former Principal Accountant

On February 27, 2003, pursuant to an Agreement and Plan of Reorganization, the registrant acquired substantially all of the outstanding membership interests in
Sparta Commercial Services, LLC and issued shares representing approximately
91.75% of the registrant, resulting in a change in control of the registrant.

On June 9, 2004, the registrant notified S. W. HATFIELD, CPA, the registrant's independent public accountants, that the registrant was terminating its services, effective as of that date. The registrant's decision to change its principal accountant was recommended and approved by the registrant's Board of
Directors.

The former principal accountants' report on the Company's financial statements for the years ended April 30, 2002 and 2003 (prior to the Company's reverse acquisition of Sparta), expressed substantial doubt with respect to the
Company's ability, at that time, to continue as a going concern. The former principal accountants' reports on the Company's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles, except as to going concern issues. Furthermore, during such period, there were no disagreements with the former principal accountants within the meaning of
Instruction 4 to Item 304 of Regulation S-B under the Securities Exchange Act of
1934 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former principal accountants, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement in connection with any report they might have issued. The registrant has authorized the former accountants to respond fully to all inquires of the successor accountant concerning any matter.

(b)      New Principal Accountant

On June 9, 2004, the registrant engaged Russell Bedford Stefanou Mirchandani LLP as its principal independent accountants. The Board of Directors of the registrant approved the selection of Russell Bedford Stefanou Mirchandani LLP as the registrant's principal independent accountants. The Company did not previously consult with Russell Bedford Stefanou Mirchandani LLP regarding any matter, including but not limited to:

o        the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or
o        any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of
         Regulation S-B).

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number                      Description of Exhibit

16                                  Letter on change in certifying accountant

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TOMAHAWK INDUSTRIES, INC.

Date: June 9, 2004
                                            By:  /s/ Anthony Havens
                                               ---------------------------
                                                 Anthony Havens, President

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